UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22560

Plainsboro Funds

 (Exact name of registrant as specified in charter)

4 Windmill Court

Plainsboro, NJ 08536

(Address of principal executive offices)

(Zip code)

Capitol Services, Inc.

615 S. Dupont Hwy

Dover, DE 19901

(Name and address of agent for service)

With copies to:

The Law Offices of John H. Lively & Associates, Inc.

A member firm of the 1940 Act Law Group

2041 West 141st Terrace, Suite 119

Leawood, Kansas 66224

Registrant's telephone number, including area code: (609) 356-9922

Date of fiscal year end: August 31st

Date of reporting period: May 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS.

Plainsboro China Fund
Schedule of Investments
May 31, 2012 (Unaudited)

Shares		Value

COMMON STOCKS - 95.01%

Banks - 4.42%
20,000	China Merchants Bank *	$ 38,597

Conglomerates - 4.47%
109,778	Shun Tak Holdings Ltd.	39,034

Education & Training Services - 4.53%
11,000	Xueda Education Group ADR *	39,490

Hotels, Casinos & Leisure Facilities - 4.27%
21,000	SJM Holdings Ltd.	37,281

Insurance - 3.77%
14,000	China Life Insurance	32,862

Media & Entertainment - 5.74%
96,000	Clear Media Ltd. *	50,089

Other Financials - 3.96%
68,000	Value Partners GRP Ltd.	34,516

Properties - 4.17%
11,400	Hang Lung Properties	36,349

Services-Business Services, NEC - 10.08%
7,992	Giant Interactive Group, Inc. ADR	40,040
524	NetEase.com, Inc. ADR *	32,677
1,500	Perfect World Co., Ltd. ADR	15,285
		88,002
Services-Computer Processing & Data Preparation - 22.12%
22,200	Jiayuan.com International ADR *	99,900
5,900	Soufun Holdings Ltd. ADR	93,102
		193,002
ServicesAdvertising Agencies - 1.95%
820	Focus Media Holding Ltd. ADR	17,056

Textile, Clothing & Accessories - 16.68%
36,000	Chow Sang Sang Holdings	75,040
34,000	Luk Fook Holdings International	70,521
		145,561
Transportation - 8.86%
40,000	Jiangsu Expressway *	38,082
57,000	Zhejiang Expressway	39,213
		77,295

TOTAL FOR COMMON STOCKS (Cost $914,368) - 95.01%		$ 829,134

TOTAL INVESTMENTS (Cost $914,368) - 95.01%		$ 829,134

OTHER ASSETS LESS LIABILITIES - 4.99%		43,501

NET ASSETS - 100.00%		$ 872,635

ADR - American Depository Receipts.
* Non-income producing securities during the period.

NOTES TO FINANCIAL STATEMENTS
Plainsboro China Fund
1. SECURITY TRANSACTIONS

At May 31, 2012, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $914,368 amounted to $85,234, which consisted of aggregate gross unrealized appreciation of $66,110 and aggregate gross unrealized depreciation of $151,344.

2. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$829,134	$0	$0	$829,134
Cash Equivalents	$0	$0	$0	$0
Total	$829,134	$0	$0	$829,134

ITEM 2. CONTROLS AND PROCEDURES.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as conducted within 90 days of the filing of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information requires to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)) that occurred during the Registrant’s most recent fiscal quarter that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Plainsboro Funds

By /s/ Yang Xiang

     Yang Xiang

     President, Principal Financial Officer, Chief Compliance Officer & Treasurer

Date: July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Yang Xiang

     Yang Xiang

     President, Principal Financial Officer, Chief Compliance Officer & Treasurer

Date: July 23, 2012